                            LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
          (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)

                                      OF

                    AMERICAN BANKERS INSURANCE GROUP, INC.

                      PURSUANT TO THE OFFER TO PURCHASE,
                            DATED JANUARY 27, 1998
                                      BY

                           SEASON ACQUISITION CORP.

                         A WHOLLY OWNED SUBSIDIARY OF

                             CENDANT CORPORATION

    THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, FEBRUARY 25, 1998, UNLESS THE
                              OFFER IS EXTENDED.

                       THE DEPOSITARY FOR THE OFFER IS:

                  Continental Stock Transfer & Trust Company
                                  2 Broadway
                           New York, New York 10004
                          By Facsimile Transmission:
                       (for Eligible Institutions Only)
                                (212) 509-5150
                          For Information Telephone:
                           (212) 509-4000  ext. 226
                                 (800) 509-5586


DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM
                             W-9 PROVIDED BELOW.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
          CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   THIS LETTER OF TRANSMITTAL IS TO BE COMPLETED BY SHAREHOLDERS OF AMERICAN BANKERS INSURANCE GROUP, INC. EITHER IF CERTIFICATES EVIDENCING COMMON SHARES AND/OR RIGHTS (EACH AS DEFINED BELOW) ARE TO BE FORWARDED HEREWITH, OR IF DELIVERY OF COMMON SHARES AND/OR RIGHTS IS TO BE MADE BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY OR PHILADELPHIA DEPOSITORY TRUST COMPANY (EACH, A "BOOK-ENTRY TRANSFER FACILITY" AND, COLLECTIVELY, THE "BOOK-ENTRY TRANSFER FACILITIES") PURSUANT TO THE BOOK-ENTRY TRANSFER PROCEDURE DESCRIBED IN "PROCEDURES FOR TENDERING COMMON SHARES" OF THE OFFER TO PURCHASE (AS DEFINED BELOW). DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

   Holders of Common Shares will be required to tender one-half Right for each Common Share tendered to effect a valid tender of such Common Share. Until the Distribution Date (as defined in the Offer to Purchase) occurs, the Rights are represented by and transferred with the Common Shares. Accordingly, if the Distribution Date does not occur prior to the Expiration Date (as defined in the Offer to Purchase), a tender of Common Shares will constitute a tender of the associated Rights. If a Distribution Date has occurred and (i) Purchaser (as defined below) has waived that portion of the Rights Condition (as defined in the Offer to Purchase) requiring that a Distribution Date not have occurred and (ii) separate certificates ("Rights Certificates") have been distributed by the Company (as defined below) to holders of Common Shares prior to the date of tender pursuant to the Offer to Purchase, Rights Certificates representing one-half of the number of Common Shares being tendered must be delivered to the Depositary in order for such Common Shares to be validly tendered. If a Distribution Date has occurred and
(i) Purchaser has waived any portion of the Rights Condition and (ii) Rights Certificates have not been distributed prior to the time Common Shares are tendered pursuant to the Offer to Purchase, a tender of Common Shares without Rights constitutes an agreement by the tendering shareholder to deliver Rights Certificates representing one-half of the number of Common Shares tendered pursuant to the Offer (as defined in the Offer to Purchase) to the Depositary within three business days after the date Rights Certificates are distributed. Purchaser reserves the right to require that it receive such Rights Certificates prior to accepting Common Shares for payment. Payment for Common Shares tendered and purchased pursuant to the Offer to Purchase will be made only after timely receipt by the Depositary of, among other things, Rights Certificates, if such certificates have been distributed to holders of Common Shares. Purchaser will not pay any additional consideration for the Rights tendered pursuant to the Offer to Purchase.

   Shareholders whose certificates for Common Shares and, if applicable, Rights, are not immediately available or who cannot deliver such certificates and all other documents required hereby to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Common Shares and Rights must do so pursuant to the guaranteed delivery procedure described in "Procedures for Tendering Common Shares" of the Offer to Purchase. See Instruction 2.

 [ ] CHECK HERE IF TENDERED COMMON SHARES ARE BEING DELIVERED BY BOOK-ENTRY
     TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

        Name of Tendering Institution:
        ----------------------------------------------------------------------
        Check Box of Applicable Book-Entry Transfer Facility:
         [ ] The Depository Trust Company
         [ ] Philadelphia Depository Trust Company

        Account Number:
        ----------------------------------------------------------------------

        Transaction Code Number:
        ----------------------------------------------------------------------

 [ ] CHECK HERE IF TENDERED RIGHTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
     TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:
     Name of Tendering Institution:
     ------------------------------------------------------------------------
     Check Box of Applicable Book-Entry Transfer Facility:
      [ ] The Depository Trust Company
      [ ] Philadelphia Depository Trust Company

        Account Number:
        ----------------------------------------------------------------------

        Transaction Code Number:
        ----------------------------------------------------------------------

 [ ] CHECK HERE IF TENDERED COMMON SHARES ARE BEING TENDERED PURSUANT TO A
     NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

        Name(s) of Registered Holder(s):
        ----------------------------------------------------------------------

        Window Ticket Number (if any):
        ----------------------------------------------------------------------

        Date of Execution of Notice of Guaranteed Delivery:
        ----------------------------------------------------------------------

        Name of Institution which Guaranteed Delivery:
        ----------------------------------------------------------------------

        If Delivered by Book-Entry Transfer, Check Box of Book-Entry Transfer
        Facility:

         [ ] The Depository Trust Company:

         [ ] Philadelphia Depository Trust Company

        Account Number:
        ----------------------------------------------------------------------

        Transaction Code Number:
        ----------------------------------------------------------------------

 [ ] CHECK HERE IF TENDERED RIGHTS ARE BEING TENDERED PURSUANT TO A NOTICE OF
     GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

        Name(s) of Registered Holder(s):
        ----------------------------------------------------------------------

        Window Ticket Number (if any):
        ----------------------------------------------------------------------

        Date of Execution of Notice of Guaranteed Delivery:
        ----------------------------------------------------------------------

        Name of Institution which Guaranteed Delivery:
        ----------------------------------------------------------------------

        If Delivered by Book-Entry Transfer, Check Box of Book-Entry Transfer
        Facility:

         [ ] The Depository Trust Company

         [ ] Philadelphia Depository Trust Company

        Account Number:
        ----------------------------------------------------------------------

        Transaction Code Number:
        ----------------------------------------------------------------------

 -----------------------------------------------------------------------------------------
                          DESCRIPTION OF COMMON SHARES TENDERED
-----------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF
REGISTERED HOLDER(S)                      COMMON SHARE CERTIFICATE(S) TENDERED
(PLEASE FILL IN, IF BLANK)               (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------  ------------------------------------------------------------
                                                      TOTAL NUMBER OF      NUMBER OF
                                                      COMMON SHARES        COMMON
                              CERTIFICATE             REPRESENTED          SHARES
                              NUMBER(S)*              BY CERTIFICATE(S)    TENDERED**
                              ----------------------- -------------------  --------------

                              ----------------------- -------------------  --------------
                              ----------------------- -------------------  --------------

                              ----------------------- -------------------  --------------

                              ----------------------- -------------------  --------------
                                 TOTAL COMMON SHARES
-----------------------------------------------------------------------------------------
*  Need not be completed by shareholders tendering by book-entry transfer.
-----------------------------------------------------------------------------------------
** Unless otherwise indicated, it will be assumed that all Common Shares being delivered to the Depositary are being tendered. See Instruction 4.
-----------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------
                            DESCRIPTION OF RIGHTS TENDERED
--------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF
REGISTERED HOLDER(S)                       RIGHTS CERTIFICATE(S) TENDERED*
(PLEASE FILL IN, IF BLANK)              (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------  ---------------------------------------------------------
                                               TOTAL NUMBER OF         NUMBER OF
                              CERTIFICATE      RIGHTS REPRESENTED      RIGHTS
                              NUMBER(S)**      BY CERTIFICATE(S)       TENDERED***
----------------------------  ---------------- ----------------------  ---------------

----------------------------  ---------------- ----------------------  ---------------

----------------------------  ---------------- ----------------------  ---------------

----------------------------  ---------------- ----------------------  ---------------

----------------------------  ---------------- ----------------------  ---------------

----------------------------  ---------------- ----------------------  ---------------
                                 TOTAL RIGHTS
----------------------------  ---------------- ----------------------  ---------------
*  If the tendered Rights are represented by separate Rights Certificates, provide the certificate numbers of such Rights Certificates. Shareholders tendering Rights which are not represented by separate certificates will need to submit an additional Letter of Transmittal if Rights Certificates are distributed.
---------------------------------------------------------------------------------------
** Need not be completed by shareholders tendering by book-entry transfer.
---------------------------------------------------------------------------------------
***Unless otherwise indicated, it will be assumed that all Rights being delivered to the Depositary are being tendered. See Instruction 4.
---------------------------------------------------------------------------------------

   The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing Common Shares and/or Rights tendered hereby. The certificates and number of Common Shares and/or Rights that the undersigned wishes to tender should be indicated in the appropriate boxes.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
     PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL
                                  CAREFULLY.

LADIES AND GENTLEMEN:

   The undersigned hereby tenders to Season Acquisition Corp., a New Jersey corporation ("Purchaser") and a wholly owned subsidiary of Cendant Corporation, a Delaware corporation, the above described shares of common stock, par value $1.00 per share (the "Common Shares"), of American Bankers Insurance Group, Inc., a Florida corporation (the "Company"), including the associated Series A Preferred Stock Purchase Rights (including any successors thereto, the "Rights") issued pursuant to the Rights Agreement, dated as of February 24, 1988, as amended and restated as of November 14, 1990, between the Company and ChaseMellon Shareholders Service, L.L.C., as successor Rights Agent (as such agreement may be further amended and including any successor agreement, the "Rights Agreement"), pursuant to Purchaser's offer to purchase 23,501,260 Common Shares, including the associated Rights, at a price of $58.00 per Common Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 27, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"). Unless the context requires otherwise, all references herein to the Common Shares shall include the associated Rights, and all references to the Rights shall include the benefits that may inure to the holders of the Rights pursuant to the Rights Agreement, including the right to receive any payment due upon redemption of the Rights.

   The undersigned understands that Purchaser reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Common Shares and/or Rights tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering shareholders to receive payment for Common Shares validly tendered and accepted for payment pursuant to the Offer.

   Subject to, and effective upon, acceptance for payment of the Common Shares and Rights tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Common Shares and Rights that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Common Shares or other securities issued or issuable in respect thereof or declared, paid or distributed in respect of such Common Shares on or after January 27, 1998 (collectively, "Distributions")), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Common Shares, Rights and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Common Shares (individually, a "Common Share Certificate"), Rights and all Distributions, or transfer ownership of such Common Shares, Rights and all Distributions on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with all accompanying evidence of transfer and authenticity to, or upon the order of Purchaser, (ii) present such Common Shares, Rights and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Shares, Rights and all Distributions, all in accordance with the terms of the Offer.

   If, on or after the date of this Offer to Purchase, the Company should declare or pay any dividend on the Common Shares, other than regular quarterly dividends, or make any distribution (including, without limitation, the issuance of additional Common Shares pursuant to a stock dividend or stock split, the issuance of other securities or the issuance of rights for the purchase of any securities) with respect to the Common Shares that is payable or distributable to shareholders of record on a date prior to the transfer to the name of Purchaser or its nominee or transferee on the Company's stock transfer records of the Common Shares purchased pursuant to the Offer, then, subject to the provisions of Section 13 of the Offer to Purchase, (i) the purchase price per Common Share payable by Purchaser pursuant to the Offer will be reduced by the amount of any such cash dividend or cash distribution and (ii) any such non-cash dividend, distribution or right to be received by the tendering shareholder will be received and held by such tendering shareholder for the account of Purchaser and will be required to be remitted promptly and transferred by each such tendering shareholder to the Depositary for the account of Purchaser, accompanied by appropriate documentation of transfer. Pending such remittance and subject to applicable law, Purchaser will be entitled to all rights and privileges as owner of any such non-cash dividend, distribution or right and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by Purchaser in its sole discretion.

   By executing this Letter of Transmittal, the undersigned irrevocably appoints James E. Buckman and Michael P. Monaco as proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Common Shares and Rights tendered by the undersigned and accepted for payment by Purchaser (and any and all Distributions). All such proxies shall be considered coupled with an interest in the tendered Common Shares and Rights. This appointment will be effective if, when, and only to the extent that Purchaser accepts such Common Shares and Rights for payment pursuant to the Offer. Upon such acceptance for payment, all prior proxies given by the undersigned with respect to such Common Shares, Rights, Distributions and other securities will, without further action, be revoked, and no subsequent proxies may be given. The individuals named above as proxies will, with respect to the Common Shares, Rights, Distributions and other securities for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual, special, adjourned or postponed meeting of Company shareholders, by written consent or otherwise, and Purchaser reserves the right to require that, in order for Common Shares, Rights, Distributions or other securities to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Common Shares and Rights, Purchaser or Purchaser's designee must be able to exercise full voting rights with respect to such Common Shares and Rights.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Common Shares and Rights tendered hereby and all Distributions, that the undersigned own(s) the Common Shares and Rights tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that such tender of Common Shares complies with Rule 14e-4 under the Exchange Act, and that, when such Common Shares and Rights are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Common Shares, Rights and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Common Shares and Rights tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Common Shares and Rights tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Common Shares and Rights tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

   No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, personal and legal representatives, administrators, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable, provided that Common Shares and Rights tendered pursuant to the Offer may be withdrawn at any time prior to their acceptance for payment.

   The undersigned understands that tenders of Common Shares and Rights pursuant to any one of the procedures described in "Procedures for Tendering Common Shares" of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance for payment of Common Shares and Rights tendered pursuant to the Offer will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Common Shares and Rights tendered hereby.

   Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates evidencing Common Shares or Rights not tendered or accepted for payment, in the name(s) of the registered holder(s) appearing above under "Description of Common Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates evidencing Common Shares or Rights not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Common Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price and/or return any certificates for Common Shares or Rights not purchased or not tendered or accepted for payment in the name(s) of, and mail such check and/or return such certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Common Shares or Rights tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Common Shares or Rights from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Common Shares or Rights tendered hereby.

                         SPECIAL PAYMENT INSTRUCTIONS
                   (SEE INSTRUCTIONS 1, 5, 6 AND 7 OF THIS
                            LETTER OF TRANSMITTAL)

     To be completed ONLY if certificates for Common Shares and/or Rights not tendered or not purchased and/or the check for the purchase price of Common Shares and/or Rights purchased are to be issued in the name of someone other than the undersigned, or if the Common Shares and/or Rights delivered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than that designated above.

Issue check and/or certificate(s) to:

Name
-----------------------------------------------------------------------------
                                (PLEASE PRINT)
Address
-----------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

-----------------------------------------------------------------------------
                (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                  (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

  [ ] Credit unpurchased Common Shares and/or Rights delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

     Check appropriate box:
      [ ] The Depository Trust Company
      [ ] Philadelphia Depository Trust Company

    ------------------------------------------------------------------------
                                 (ACCOUNT NUMBER)


                        SPECIAL DELIVERY INSTRUCTIONS
                   (SEE INSTRUCTIONS 1, 5, 6 AND 7 OF THIS
                            LETTER OF TRANSMITTAL)

 To be completed ONLY if certificates for Common Shares and/or Rights not tendered or not purchased and/or the check for the purchase price of Common Shares and/or Rights purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

 Mail check and/or certificates to:

 Name
 ----------------------------------------------------------------------------
                                (PLEASE PRINT)

 Address
 ----------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

 ----------------------------------------------------------------------------
                (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

                                  SIGN HERE
                  (COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------
                         (SIGNATURE(S) OF HOLDER(S))

 Dated:           , 1998

   (Must be signed by registered holder(s) exactly as name(s) appear(s) on Common Stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5 of the Letter of Transmittal.)

 Name(s):
-----------------------------------------------------------------------------
                                (PLEASE PRINT)

 Capacity (full title):
-----------------------------------------------------------------------------

 Address:
-----------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

 Area Code and Telephone Number:
-----------------------------------------------------------------------------

 Tax Identification or Social Security Number:
-----------------------------------------------------------------------------
                                 (Complete Substitute Form W-9 on Reverse)

                          GUARANTEE OF SIGNATURE(S)
           (SEE INSTRUCTIONS 1 AND 5 OF THIS LETTER OF TRANSMITTAL)

 Authorized Signature:
-----------------------------------------------------------------------------

 Name:
-----------------------------------------------------------------------------
                                (PLEASE PRINT)

 Title:
-----------------------------------------------------------------------------

 Name of Firm:
-----------------------------------------------------------------------------

 Address:
-----------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

 Area Code and Telephone Number:
-----------------------------------------------------------------------------

 Dated:         , 1998

                                 INSTRUCTIONS

            FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program (each, an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Common Shares or Rights) of Common Shares and/or Rights tendered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the reverse hereof, or (b) if such Common Shares or Rights are tendered for the account of an Eligible Institution. See Instruction 5. If a certificate evidencing Common Shares and/or Rights (a "Certificate") is registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made, or a Certificate not accepted for payment or not tendered is to be returned, to a person other than the registered holder(s), then the Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificate, with the signature(s) on such Certificate or stock powers guaranteed as described above. See Instruction 5.

   2. Delivery of Letter of Transmittal and Common Share Certificates. This Letter of Transmittal is to be used either if Certificates are to be forwarded herewith or if Common Shares and/or Rights are to be delivered by book-entry transfer pursuant to the procedure set forth in "Procedures for Tendering Common Shares" of the Offer to Purchase. Certificates evidencing all tendered Common Shares and/or Rights, or confirmation of a book-entry transfer of such Common Shares and/or Rights, if such procedure is available, into the Depositary's account at one of the Book-Entry Transfer Facilities pursuant to the procedures set forth in "Procedures for Tendering Common Shares" of the Offer to Purchase, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message, as defined below) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the reverse hereof prior to the Expiration Date (as defined in "Terms of the Offer; Expiration Date" of the Offer to Purchase). If Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders whose Certificates are not immediately available, who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Common Shares or Rights pursuant to the guaranteed delivery procedure described in "Procedures for Tendering Common Shares" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser herewith, must be received by the Depositary prior to the Expiration Date; and (iii) in the case of a guarantee of Common Shares or Rights, the Certificates, in proper form for transfer, or a confirmation of a book-entry transfer of such Common Shares or Rights, if such procedure is available, into the Depositary's account at one of the Book-Entry Transfer Facilities, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of the Notice of Guaranteed Delivery, all as described in "Procedures for Tendering Common Shares" of the Offer to Purchase. The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Common Shares or Rights, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

   THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   No alternative, conditional or contingent tenders will be accepted and no fractional Common Shares or Rights will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Common Shares or Rights for payment.

   3. Inadequate Space. If the space provided herein under "Description of Common Shares Tendered" is inadequate, the Certificate numbers, the number of Common Shares or Rights evidenced by such Certificates and the number of Common Shares or Rights tendered should be listed on a separate schedule and attached hereto.

   4. Partial Tenders. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all the Common Shares or Rights evidenced by any Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Common Shares or Rights which are to be tendered in the box entitled "Number of Common Shares Tendered." In such cases, new Certificate(s) evidencing the remainder of the Common Shares or Rights that were evidenced by the Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions," as soon as practicable after the expiration or termination of the Offer. All Common Shares or Rights evidenced by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares or Rights tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) evidencing such Common Shares or Rights without alteration, enlargement or any other change whatsoever.

   If any Common Shares or Rights tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

   If any of the Common Shares or Rights tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such certificates.

   If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares or Rights tendered hereby, no endorsements of Certificates or separate stock powers are required, unless payment is to be made to, or Certificates evidencing Common Shares or Rights not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Certificate(s) evidencing the Common Shares or Rights tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Common Shares or Rights tendered hereby, the Common Share or Rights Certificate(s) evidencing the Common Shares or Rights tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal or any Certificate(s) or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

   6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Common Shares or Rights to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Common Shares or Rights purchased is to be made to, or Certificate(s) evidencing Common Shares or Rights not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Common Shares or Rights purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

   EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) EVIDENCING THE COMMON SHARES TENDERED HEREBY.

   7. Special Payment and Delivery Instructions. If a check for the purchase price of any Common Shares or Rights tendered hereby is to be issued, or Certificate(s) evidencing Common Shares or Rights not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Common Shares Tendered," the appropriate boxes on this Letter of Transmittal must be completed. Shareholders tendering Common Shares or Rights by book-entry transfer may request that Common Shares or Rights not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such shareholder may designate in the box entitled "Special Payment Instructions" on the reverse hereof. If no such instructions are given, all such Common Shares or Rights not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated on the reverse hereof as the account from which such Common Shares or Rights were delivered.

   8. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or the Dealer Managers or from brokers, dealers, commercial banks or trust companies.

   9. Substitute Form W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to 31% federal income tax withholding on the payment of the purchase price of all Common Shares or Rights purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

   10. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Common Shares or Rights has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, WITH ANY REQUIRED SIGNATURE GUARANTEES, OR AN AGENT'S MESSAGE (TOGETHER WITH COMMON SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                          IMPORTANT TAX INFORMATION

   Under the federal income tax law, a shareholder whose tendered Common Shares or Rights are accepted for payment is required by law to provide the Depositary (as payer) with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Common Shares or Rights purchased pursuant to the Offer may be subject to backup withholding of 31%.

   Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

   If backup withholding applies with respect to a shareholder, the Depositary is required to withhold 31% of any payments made to such shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

   To prevent backup withholding on payments that are made to a shareholder with respect to Common Shares or Rights purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and (b) that (i) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

   The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Common Shares or Rights tendered hereby. If the Common Shares or Rights are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

                          PAYER'S NAME: CONTINENTAL STOCK TRANSFER & TRUST COMPANY, DEPOSITARY

------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                      Part 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND     ----------------------------
FORM W-9                        CERTIFY BY SIGNING AND DATING BELOW.                           SOCIAL SECURITY NUMBER
Department of the Treasury                                                                               OR
Internal Revenue Service                                                                    ----------------------------
                                                                                               EMPLOYER IDENTIFICATION
                                                                                                       NUMBER
                                                                                               (IF AWAITING TIN WRITE
                                                                                                   "APPLIED FOR")

------------------------------  ----------------------------------------------------------- ---------------------------
PAYER'S REQUEST FOR             PART 2-- For Payees Exempt from Backup Withholding, see the enclosed Guidelines and
 TAXPAYER IDENTIFICATION        complete as instructed therein.
 NUMBER (TIN)                   CERTIFICATION--Under penalties of perjury, I certify that:
                                (1)   The number shown on this form is my correct Taxpayer Identification Number (or a
                                      Taxpayer Identification Number has not been issued to me and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service ("IRS") or Social Security
                                      Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification
                                      Number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number), and
                                (2)   I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends or (c) the
                                      IRS has notified me that I am no longer subject to backup withholding.
                                CERTIFICATION INSTRUCTIONS --You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

------------------------------  ----------------------------------------------------------------------------------------
   SIGNATURE:                                                                                   DATE:          , 1998

   NAME:
------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
     IN THE SPACE PROVIDED FOR THE TIN IN PART I OF SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE, OR
(2) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF PAYMENT, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME WILL BE WITHHELD.

SIGNATURE                          DATE            , 1998

   Questions and requests for assistance or additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent or the Dealer Managers as set forth below:

                     The Information Agent for the Offer is:

                          INNISFREE M&A INCORPORATED

                        501 Madison Avenue, 20th Floor
                           New York, New York 10022
                        CALL TOLL-FREE: (888) 750-5834
                Banks and Brokers call collect: (212) 750-5833

                    The Dealer Managers for the Offer are:

                               LEHMAN BROTHERS
                           3 World Financial Center
                           New York, New York 10285
                        (212) 526-1849 (Call Collect)
                             MERRILL LYNCH & CO.
                            World Financial Center
                                 North Tower
                        New York, New York 10281-1314
                        (212) 449-8971 (Call Collect)

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